UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 10, 2005

                           CYBER DEFENSE SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

FLORIDA                                           333-46224                             55-0876130

(State or other jurisdiction of          (Commission File Number)              (IRS Employer Identification No.)
incorporation)

        10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
          (Address of principal executive offices, including zip code)

                                 (727) 577-0873
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 8.01         OTHER EVENTS
On November 4, 2005, the Company sold 2,000,000 shares of the Company's Class A common stock (the "Class A Shares") to Equipment Depot Inc. for an aggregate purchase price of $2,000,000. The proceeds of the sale were utilized to purchase certain equipment.

The Class A Shares described above were registered in a registration statement that was declared effective by the Securities and Exchange Commission on August 5, 2005.

As a result of these share issuances, the Company's number of issued and outstanding Class A Shares has increased to 58,617,226 such shares as of November 4, 2005.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Exhibit Number       Description

         4.1 Form of Subscription Agreement dated November 4, 2005 by and between the Company and Equipment Depot Inc.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2005

                                              CYBER DEFENSE SYSTEMS, INC.

                                              By:      /s/ Billy Robinson
                                                       -------------------

                                              Name:    Billy Robinson
                                              Title:   Chief Executive Officer